PROJECT ASSETS, NET	9 Months Ended
Sep. 30, 2020
PROJECT ASSETS, NET
PROJECT ASSETS, NET

13.    PROJECT ASSETS, NET

	2019	2020
	December 31	September 30
	RMB	RMB
Completed	747,152,262	738,290,883
Under construction	77,241,880	85,400,731
	824,394,142	823,691,614
Less: Accumulated depreciation	(26,151,013)	(50,640,577)
Project Assets, net	798,243,129	773,051,037

During the year of 2019, the Group disposed its Poyang Luohong subsidiary to a third party buyer with the consideration of RMB99.8 million. A gain from disposal of subsidiary of RMB19.9 million (US$ 2.9 million) was recognized because of the disposition. The disposal gain was mainly resulted from recognition of the un-realized profit generated from the module sales transactions between the Group and Poyang Luohong before the disposal with the amount of RMB19.9 million.

In November 2019, the Group entered into an agreement to sell two solar power plants in Mexico to a Mexican renewable energy company. The transaction was not yet consummated and assets and liabilities related to these two solar power plants were reclassified as assets/liabilities held for sale as of December 31, 2019. Sale of the two solar power plants was closed in March 2020 and the Group recognized revenue for sales of these solar projects with gross profits at a point in time when the buyer obtained control of these solar projects.

During the nine months ended September 30, 2019 and 2020, electricity revenue generated from certain overseas project assets constructed for sale upon completion, with the amount of RMB50,736,268 and RMB8,385,752, was considered as incidental revenue and accounted for as a reduction of the capitalized project costs for development. Project assets recorded in held-for-sale assets with the carrying amount of RMB1,007,302,819 as at December 31, 2019 were constructed for external sales which are not depreciated.

Depreciation expenses were RMB13,065,580 and RMB24,489,564 for the nine months ended September 30, 2019 and 2020.